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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                    December 22, 1997
                   ------------------------------------------------
                   Date of Report (Date of earliest event reported)



                                 BOARDWALK CASINO, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                                        Nevada
                    ----------------------------------------------
                    (State or other jurisdiction of incorporation)


         1-12780                                        88-0304201
------------------------                   ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


                3750 Las Vegas Boulevard South, Las Vegas, Nevada 89109
             ------------------------------------------------------------
             (Address of principal executive offices, including zip code)


                                    (702) 735-2400
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)


                                  Not Applicable
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

    On December 22, 1997, the Registrant and Mirage Resorts, Incorporated issued a press release, a copy of which is attached hereto as an Exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)(20)   Press release dated December 22, 1997.

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                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      BOARDWALK CASINO, INC.
                                      --------------------------------
                                           (Registrant)




Date:  December 24, 1997              By: /s/ LOUIS J. SPOSATO
      --------------------               -----------------------------
                                         Louis J. Sposato, CFO